STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-1

Distribution Number	10
Beginning Date of Accrual Period	20-Feb-02
End Date of Accrual Period	19-Mar-02
Distribution Date	20-Mar-02
Previous Distribution Date	20-Feb-02

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements	23,850,591.31
Principal Collections	18,665,733.54
Collections of Interest	5,184,857.77
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	23,850,591.31
Interest Paid to Certificates	845,088.57
Principal Paid to Certificates	23,005,502.74
Equity Certificate	0.00

Balance Reconciliation

Begin Principal Balance	619,242,115.78
Principal Collections (including repurchases)	18,665,733.54
Charge off Amount	282,344.90
End Principal Balance	600,294,037.34

Collateral Performance
Cash Yield (% of beginning balance)	10.55%
Charge off Amount (% of beginning balance)	0.55%
Net Yield	10.00%

Delinquent Loans
30-59 days principal balance of loan	12,937,439.22
30-59 days number of loans	155
60-89 days principal balance of loan	2,348,497.99
60-89 days number of loans	35
90+ days principal balance of loan	13,017,513.45
90+ days number of loans	138

Loan Detail
Number Purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance Purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	7,293
Number of HEL outstanding (EOP)	7,090
Book value of real estate acquired through foreclosure/grant of deed	2,384,371.57
Number of Loans that went into REO	8
Principal Balance of Loans that went into REO	870,750.76

Overcollateralization
Begin OC Amount	119,605,320.41
OC Release Amount	0.00
Extra Principal Distribution Amount	4,057,424.30
End OC Amount	123,662,744.71

Target OC Amount	131,400,401.25
Interim OC Amount	119,322,975.51
Interim OC Deficiency	12,077,425.74

Monthly Excess Cashflow	4,057,424.30

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance	66.50%

Interest Calculations
1 month LIBOR	1.85000%
Class A Formula Rate (1 mo Libor plus 29bps)	2.14000%
Class A Pass-Through Rate	2.14000%
Class M Formula Rate (1 mo Libor plus 55bps)	2.40000%
Class M Pass-Through Rate	2.40000%
Available Funds Cap	11.06530%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	33.257956
2. Principal Distribution per $1,000	32.097658
3. Interest Distribution per $1,000	1.160297

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	2.14000%
2. Days in Accrual Period	28

3. Class A Interest Due	720,741.99
4. Class A Interest Paid	720,741.99

5. Class A Interest Carry Forward Amount Paid	0.00
6. Class A Supplemental Interest Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	(0.00)
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	433,022,555.98
2. Class A Principal Due	19,938,102.37
3. Class A Principal Paid	19,938,102.37
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A Unpaid Principal Carry Forward Amount	0.00
6. Class A Principal Balance, EOP	413,084,453.61

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP	0.6650103
8. Class A Certificate Balance as a % of the Pool Balance, EOP	0.6881369

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	33.400449
2. Principal Distribution per $1,000	32.099209
3. Interest Distribution per $1,000	1.301241

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	2.40000%
2. Days in Accrual Period	28

3. Class M Interest Due	124,346.58
4. Class M Interest Paid	124,346.58

5. Class M Interest Carry Forward Amount Paid	0.00
6. Class M Supplemental Interest Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	66,614,239.39
2. Class M Principal Due	3,067,400.37
3. Class M Principal Paid	3,067,400.37
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Principal Balance, EOP	63,546,839.02

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP	0.6649941
8. Class M Certificate Balance as a % of the Pool Balance, EOP	0.1058595